Exhibit 99.1

IDENTIV ANNOUNCES BUSINESS FOCUS AND OPERATING EXPENSE REDUCTIONS

FREMONT, Calif., February 2, 2016 — Identiv, Inc. (NASDAQ: INVE) today announced expense reduction actions and organizational changes to increase the focus on its physical access and transponder businesses, to maximize growth opportunities by focusing on its strongest markets, and to improve operating performance. The Company also announced the departure of certain executive officers, and preliminary revenue results for full-year fiscal 2015.

The Company has implemented operating expense reductions and organizational re-alignment to bring its cost structure into line with its current revenue performance and to strengthen focus and resources in its core businesses. For the full-year fiscal 2015, the Company expects to report revenue between $61.0 million and $61.5 million, compared to previously provided revenue guidance in the range of $62.0 million to $64.0 million. The preliminary results for 2015 are unaudited and based on management’s preliminary financial analysis and may be adjusted as a result of, among other things, completion of customary financial close review and audit procedures.

The Company has implemented a worldwide restructuring plan to refocus its resources on the core business segments of physical access and transponders, and has embarked on the consolidation of operations in several worldwide locations. The plan includes a reduction of approximately 25% of Identiv’s non-manufacturing employee base. It also strengthens core business segments by reallocating overhead roles into direct business activities and eliminating several management and executive roles, including the position of President. As a result, the Company expects to bring its quarterly operating expense run rate below $6 million starting in the second quarter of 2016 and to achieve positive adjusted EBITDA in the second half of 2016. This estimate excludes certain professional fees associated with non-core business activities. A non-operating charge associated with the restructuring plan will be recorded in the first quarter of 2016.

“This realignment of the organization reinforces our focus on the physical access and transponder markets, as well as our commitment to operating our business efficiently to support our customers and partners,” said Steven Humphreys, Identiv CEO. “These actions are expected to substantially reduce our break-even business levels in line with recent performance and to accelerate our return to profitability. This allows us to increase focus and resources directed to our core revenue-generating businesses, as well as the sources of most of our realized growth. Combined with the actions we started to implement in the fourth quarter of 2015, when these activities are completed, we expect they will reduce our quarterly expenses by more than a third, will eliminate business activities which represented approximately 5% of our 2015 consolidated revenues, and will strengthen the opportunity we have to grow in our core markets. By ensuring our long-term financial foundation, we have solidified our commitment to serve and invest in our loyal Hirsch customers and dealers, our more recent customers for our full range of physical access solutions, and our physical access partnership with Cisco and its channel partners. As our transponder business becomes increasingly mission-critical to global businesses, our re-established financial stability provides confidence that we will scale with them.”

“We believe our core markets have substantial growth opportunities as the physical world leverages mobile, IP, and other technologies,” added Mr. Humphreys. “Our enduring commitment to our customers, channels, dealers, and partners maximizes our ability to lead this growth cycle. We remain committed to our RFID and physical access leadership in the marketplace, and to the opportunities emerging from our deeply trusted technologies, as the power of the Internet of Things emerges. Our focus is on delivering real-world solutions to real-world customers in physical access and transponders, guided by our vision to leverage this physical-world foundation to empower pragmatic solutions for our customers.”

Identiv will provide additional details when it reports its financial results for the fourth quarter and fiscal year ending December 31, 2015, which is scheduled to take place in March 2016.

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Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding preliminary revenue results, the Company’s expectations regarding the benefits of the restructuring, including expected cost savings, and future operating and financial performance, the timing of any potential benefits from the restructuring, the Company’s beliefs regarding growth opportunities in its core markets, and the schedule for announcing fourth quarter and full year 2015 earnings, is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the actual impact of the restructuring on the Company’s business, the impact of year-end closing and audit procedures on expected revenue, the ability of the Company to file any late periodic reports and hold its shareholder meeting within the timelines required by NASDAQ, and factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Non-GAAP Financial Measures (Unaudited)

This press release includes financial information that has not been prepared in accordance with GAAP, including non-GAAP operating expenses and adjusted EBITDA. Identiv uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. The non-GAAP operating expenses and adjusted EBITDA discussed above will exclude items that are included in GAAP net income (loss) and GAAP operating expenses, and may exclude provision (benefit) for income taxes, net (loss) gain attributable to non-controlling interest, interest expense, net, foreign currency losses (gains), net, impairment of goodwill and long lived assets, earn-out consideration, stock-based compensation, pension expenses, amortization and depreciation, acquisition costs, transition and integration costs, gain on disposal of fixed assets and restructuring severance. The specific exclusions will be detailed in a reconciliation table included in the Company’s future earnings releases. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as will be detailed in the Company’s earnings release for the fourth quarter and full year ended December 31, 2015 and in future earnings releases.

About Identiv

Identiv is a global security technology company that establishes identity in the connected world, including premises, information, and everyday items. CIOs, CSOs, and product departments rely upon Identiv’s trusted identity solutions to reduce risk, achieve compliance, and protect brand identity. Identiv’s trust solutions are implemented using standards-driven products and technology, such as digital certificates, trusted authentication, mobility, and cloud services. For more information, visit identiv.com.

Investor Relations Contact:

IR@identiv.com

Media Contact:

press@identiv.com